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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 9, 2001
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               (Date of Report) (Date of earliest event reported)

                                  PROXIM, INC.
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             (Exact name of registrant as specified in its charter)

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
Delaware                                           0-22700                            77-0059429
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(State or other jurisdiction                     (Commission                        (IRS Employer
  of incorporation)                              File Number)                    Identification No.)
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
510 DeGuigne Drive, Sunnyvale, California                             94085
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:              (408) 731-2700
                                                               -------------------
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                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     The purpose of this Form 8-K is to file two press releases issued by Proxim, Inc. relating to actions that it has taken to protect its intellectual property rights for direct sequence wireless local area networking (WLAN) technology. A copy of each press release is filed herewith as Exhibit 99.1 and
Exhibit 99.2 and are hereby incorporated by reference to this Item 5.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

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
          99.1    Press release dated March 8, 2001, entitled "Proxim Moves to
                  Protect Direct Sequence Wireless Networking Patents."

          99.2    Press release dated March 9, 2001, entitled "Proxim Broadens
                  Effort to Protect Wireless Networking Patents."
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 9, 2001                   PROXIM, INC.


                                       By: /s/ KEITH E. GLOVER
                                           ------------------------------------
                                           Keith E. Glover
                                           Chief Financial Officer,
                                           Vice President of Finance
                                           & Administration




                                INDEX TO EXHIBITS

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
Exhibits
  99.1         Press release dated March 8, 2001, entitled "Proxim Moves to
               Protect Direct Sequence Wireless Networking Patents."

  99.2         Press release dated March 9, 2001, entitled "Proxim Broadens
               Effort to Protect Wireless Networking Patents."
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